UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2005

The Goodyear Tire & Rubber Company (The Goodyear Tire & Rubber Company Employee Savings Plan for Bargaining Unit Employees)
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1144 East Market Street, Akron, Ohio		44316-0001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-796-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

On February 22, 2005, Bober, Markey, Fedorovich & Company ("Bober") was appointed as the independent auditor for The Goodyear Tire & Rubber Company Employee Savings Plan for Bargaining Unit Employees (the "Plan") for the year ended December 31, 2004, replacing PricewaterhouseCoopers LLP ("PwC"). This action dismisses PwC as the Plan’s independent auditors for the year ended December 31, 2004.

The decision to change auditors was approved by the audit committee of the Board of Directors of The Goodyear Tire & Rubber Company (the "Company") on February 22, 2005.

The audit reports of PwC on the financial statements of the Plan for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through February 22, 2005, there were no disagreements between the Plan and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report on the Plan’s financial statements.

During the two most recent fiscal years and through February 22, 2005, there were no "reportable events" with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S−K.

During the two most recent fiscal years and through February 22, 2005, the Company did not consult with Bober with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S−K.

The Plan provided a copy of the foregoing disclosures to PwC prior to the date of the filing of this report and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8−K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

16.1 Letter of PricewaterhouseCoopers LLP, dated February 25, 2005, regarding change in certifying accountant of The Goodyear Tire & Rubber Company Employee Savings Plan for Bargaining Unit Employees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Goodyear Tire & Rubber Company (The Goodyear Tire & Rubber Company Employee Savings Plan for Bargaining Unit Employees)

February 25, 2005	By:	Darren R. Wells

Name: Darren R. Wells
Title: Vice President and Treasurer (Signing on behalf of The Goodyear Tire & Rubber Company as Plan Administrator of The Goodyear Tire & Rubber Company Employee Savings Plan for Bargaining Unit Employees)

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Exhibit Index

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP dated February 25, 2005